Exhibit 99.1

2026 Investor Presentation

With You Today Anders Tomson President & Chief Executive Officer Dale McKim Executive Vice President & Chief Financial Officer 2 Chemung Financial Corporation

Safe Harbor Statement 3 Chemung Financial Corporation Forward - looking Statements: This report contains forward - looking statements within the meaning of Section 27A of the Securities Act. The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections. All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements. These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” The Corporation's actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, difficulties in managing the Corporation’s growth, recent bank failures, changes in FDIC assessments, public health issues, geopolitical conflicts, competition, changes in law or the regulatory environment, and changes in general business and economic trends. Information concerning these and other factors, including Risk Factors, can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1A. Risk Factors” in the Corporation’s 2024 Annual Report on Form 10 - K. These filings are available publicly on the SEC’s web site at http://www.sec.gov , on the Corporation's web site at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737 - 3746. Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events, or otherwise.

Chemung Financial Corporation Key Takeaways 4 2026 Investor Presentation Continued strength and momentum in underlying businesses High customer engagement across all business lines and geographies. Stable deposit base and ample liquidity Majority of deposits sourced from stable, legacy markets. Strategic balance sheet restructuring driving enhanced earnings Support growth strategies and improve funding profile. Valuable wealth management business High touch relationships with affluent borrowers provides dependable non - interest income stream. Solid and stable credit quality Consistently low non - performing assets and charge - offs. Contiguous geographic expansion Expansion of the franchise in higher growth markets of Albany and Buffalo.

About Us Elmira, NY 5

Chemung Financial Corporation Oldest locally owned and managed community bank in New York State, dating to 1833 . New York chartered bank and member of the Federal Reserve Listed on NASDAQ Global Select (Ticker: CHMG) Market Capitalization of $268.3 million at December 31, 2025 About Us History Operations Subsidiary bank - Chemung Canal Trust Company - operates with 30 branches over 14 counties in New York and Pennsylvania. Operating as Capital Bank in Albany, New York market and Canal Bank in Buffalo, New York market. Trust and Wealth Management division with $2.3 bn in assets under management or administration. Legal & Market 6 2026 Investor Presentation

Chemung Financial Corporation Revenue Growth ▪ Drive loan growth in Albany and Buffalo with legacy market deposits and proceeds from balance sheet restructuring. ▪ Well positioned to opportunistically acquire when operational model and pricing is right. Seeking wealth management, whole bank or branch opportunities. ▪ Fee and pricing discipline. Operating Efficiencies ▪ Continual evaluation of branch distribution model. ▪ Optimization of vendor contracts. ▪ Rationalization of headcount and outsourcing opportunities. ▪ Robotic Process Automation and Artificial Intelligence. Customer Experience and Brand ▪ Growth of Canal Bank brand in Western New York. ▪ Introduction of enhanced digital experience. ▪ Relationship focus. Colleagues and Community ▪ Believe and behave like a community bank. ▪ Recognized community partner within our markets. ▪ Incentive compensation plans to maintain competitiveness and drive the strategy. Core Strategies 7

Fourth Quarter 2025 Highlights EPS $1.61 Net Income $7.7 million ROA 1.14% ROE 12.17% Net Interest Margin 3.61% ACL - to - total loans 1.07% Non - performing loans - to - total loans 0.35% Performance Ratios 8 Chemung Financial Corporation 2026 Investor Presentation

Fourth Quarter and Full Year 2025 Highlights 9 Chemung Financial Corporation 2026 Investor Presentation ▪ Net income of $15,1 million for the year ended December 31, 2025. Non - GAAP net income increased $4.2 million year over year to $27.9 million, for the year ended December 31, 2025 ▪ Net interest margin expanded 16 bps quarter over quarter, from 3.45% to 3.61% ▪ Average yield on interest - earning assets increased 3 bps to 5.18% ▪ Cost of funds decreased 13 bp to 1.72% ▪ Annual loan growth was 9.6%, including commercial loan growth of 14.3% ▪ Increased quarterly dividend from $0.31 in Q4 2024 to $0.32 in Q1 2025, and further to $0.34 in Q3 2025 ▪ YTD dividends per share increased 6.5%, rising to $1.32 in 2025 from $1.24 in 2024 December 31, 2025 figures unaudited. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 54.

Balance Sheet Restructuring and Subordinated Debt Raise 10 Chemung Financial Corporation 2026 Investor Presentation Transaction Overview: Balance Sheet Optimization ▪ Sold ~$245M+ of low yielding AFS securities (Book Value) in June 2025 ▪ Pre - Tax Loss: ~$17.5M ▪ Average Yield on Securities Sold: ~2% ▪ WAL of Securities Sold: ~3 Yrs ▪ Allocate proceeds toward: ▪ Paying down liabilities (since June 30, 2025, reduced wholesale funding by $67.9 ) ▪ Funding loan growth (since June 30, 2025, grew loans by $137.1 million) Subordinated Debt ▪ Raised $45M of subordinated debt to support key capital ratios Rationale ▪ Replace low yielding assets and run off expensive borrowings ▪ Transaction to result in improved profitability metrics; ROA, EPS, NIM, etc. ▪ Enhanced capital position: decreased CRE ratio and increased TCE Revamped Profitability Comparatives relative to Q2 2025 Healthy Capital 15.30% Total Risk Based Capital Ratio 12.18% CET1 Ratio 385% Reg. CRE Ratio $1.61 Q4 2025 EPS + $0.30 1.14% Q4 2025 ROA + 24bps 3.61% Q4 2025 NIM + 56bps Revitalized balance sheet is driving NIM expansion and enhanced earnings are further strengthening capital ratios 8.66% TCE Ratio 12.17% Q4 2025 ROE + 110bps

Appendices Corporate and Financial Highlights Background Page 12 Corporate Organization Markets and Share Management Team Community Loans Page 21 Loan Growth Portfolio Composition Commercial Portfolio Non - Performers Investments Page 35 Portfolio Composition Yield and Duration Fair Value and AOCI Deposits Page 39 Deposit Costs Deposits Composition Liquidity Performance Page 44 11 Chemung Financial Corporation 2026 Investor Presentation Net Income Trend Net Interest Margin Non - Interest Income Non - Interest Expense Expense Management Capital Management

Background 12

Corporate Organization Trust and Wealth Management services Provides mutual funds, securities and insurance brokerage services through LPL Financial Banking operations in Southern Tier and Finger Lakes of New York Wealth Management Group Banking operations in the Capital District of New York Banking operations in the greater Buffalo, New York area Chemung Financial Corporation 2026 Investor Presentation 13

Markets Legacy Markets Long, deep relationships since 1833 provide stable funding and earnings engine. Steady and even economy, powered by large corporations (Corning, Inc.), higher education (Cornell University, SUNY Binghamton) and tourism. Growth Opportunity New York’s Capital and Western New York regions offer larger population centers undergoing economic renaissances. Large bank consolidation providing market disruption opportunities. Chemung Financial Corporation 2026 Investor Presentation 14

Legacy Markets Dominant market share of deposits Growth Markets Small share of much larger markets; a lot of room to grow. Competitive Advantage Deployment of lower cost deposits to higher growth markets . Share 2025 Deposits County 64.56% $910,682,000 Chemung 2.06% $348,924,000 Albany 73.96% $217,855,000 Schuyler 11.96% $178,510,000 Steuben 27.62% $149,559,000 Tioga 4.83% $133,603,000 Tompkins 3.82% $132,713,000 Broome 7.28% $117,985,000 Cayuga 1.60% $103,190,000 Saratoga 3.88% $61,985,000 Bradford (PA) 0.06% $36,912,000 Erie 0.98% $33,705,000 Schenectady 2.74% $23,989,000 Cortland 2.70% $19,350,000 Seneca $2,468,962,000 Total Market Share Albany, NY Chemung Financial Corporation 2026 Investor Presentation 15 Source: S&P Global, as of June 30, 2025

NY SMART I - Corridor Initiative ▪ Overview • Goal : Transform New York State into a leading hub for semiconductor manufacturing • Projection : By 2034, 25% of U.S. chips produced within a 350 - mile radius ▪ Current Infrastructure • Fabrication Plants : 5 • Supply Chain Firms : ~100 ▪ Key Initiatives • Micron’s Syracuse Megafab : Largest semiconductor facility in the nation. $100 billion investment over the next 20 years. Groundbreaking on January 16, 2026 • Supply Chain Activation Network (SCAN) : Expands capacity of suppliers, including Wolfspeed, Corning, Menlo Micro and Moog • Commercialization & Collaboration Center (C3) : Assists in bringing new technologies to market ▪ Federal Support • CHIPS Act Funds : Significant investments in Corning, Edwards Vacuum, and GlobalFoundries Chemung Financial Corporation 2026 Investor Presentation 16

Albany NanoTech Complex ▪ Albany selected to host the flagship location for the National Semiconductor Technology Center (NSTC) , a significant milestone for the region • Location : Albany NanoTech Complex, Albany, New York • Cumulative Investment : $25 billion of public and private capital • Focus : The NSTC will facilitate state - of - the - art research, particularly in Extreme Ultraviolet (EUV) Lithography, which is crucial for printing intricate patterns on microchips • Partnerships : The complex collaborates with industry giants like ASML, Micron, IBM, GlobalFoundries, Samsung, and others, providing a robust environment for innovation • Workforce Development : The center will leverage partnerships with the State University of New York (SUNY) system, Rensselaer Polytechnic Institute, and other educational institutions to develop a skilled workforce ▪ This initiative is expected to significantly enhance semiconductor research and development in the U.S., positioning Albany as a key player in the global semiconductor industry. Chemung Financial Corporation 2026 Investor Presentation 17

Empire AI Consortium – SUNY Buffalo Overview: • Launched in April 2024 by Governor Kathy Hochul. • Collaboration of New York's leading public and private universities. • Focus on AI research to address societal challenges. • Over $500 million in committed funding. Empire AI Beta: • Second phase deployment underway at SUNY Buffalo • Powered by NVIDIA AI Hardware; expected to place among the most advanced academic AI systems in the world. Key Objectives: • Climate change, health disparities, drug discovery, education, food security, urban poverty Chemung Financial Corporation 2026 Investor Presentation 18

Kimberly Hazelton EVP, Senior Banking Officer Industry Experience: 32 years Years with CHMG: 9 years Previously with TD Bank Anders Tomson President and CEO Industry Experience: 32 years Years with CHMG: 14 years Previously with Citizens Experienced Management Team 1 Dale McKim EVP & CFO Industry Experience: 29 years Years with CHMG: 2 Previously with KPMG LLP and Evans Bancorp Regional President Industry Experience: 36 years Years with CHMG: 6 Previously with Five Star Bank Jeffrey Kenefick Daniel Fariello President, Capital Bank Industry Experience: 24 years Years with CHMG: 12 Previously with First Niagara Peter Cosgrove EVP, Chief Credit Officer Industry Experience: 43 years Years with CHMG: 6 years Previously with Key Bank Dale Cole EVP and Chief Information Officer Industry Experience: 27 years Years with CHMG: 8 years Previously with BOK Financial Vincent Cutrona President, Canal Bank Industry Experience: 28 years Years with CHMG: 1 Previously with M&T Bank and Evans Bancorp Mary Meisner EVP, Chief Risk Officer Industry Experience: 22 years Years with CHMG: 8 years Previously with JPMorgan Private Bank Chemung Financial Corporation 2026 Investor Presentation 19

Supporting Our Communities Volunteering Nearly 12,000 Hours Distributing Over $700,000 in Donations and Sponsorships Achieve | Albany Medical Center | American Cancer Society | American Heart Association | ARCs | Arnot Museum | Arnot Health | Auburn Public Theater | Boy Scouts | Broome County Council of Churches Buddy Walk | Capital City Rescue Mission | Capital Region Sponsor - A - Scholar | CareFirst | Career Development Council | Catholic Charities Clemens Center | Colonie Senior Center | Community Foundations | Corning Community College | Disabled American Veterans | Elmira College | Food Bank of the Southern Tier | Girl Scouts | Glassfest | Glove House | Grand Prix Festival | Guthrie | Habitat for Humanity | Historical Society | Ithaca Science Center | Jefferson Awards | JDRF | Junior Achievement | Kiwanis | Lions | Lourdes Foundation | Meals on Wheels | Multiple Sclerosis | Muscular Dystrophy | NAACP | Office for the Aging | PAL | Public Television Reading is Fundamental | Red Cross | Rockwell Museum | Ronald McDonald House Charities | Rotary | Sock Out Cancer | Sidney Albert Jewish Community Center | SPCA | St. Peter’s Hospital | United Health Services | Youth Sports Leagues | YMCA & YWCA… and many many more! Chemung Financial Corporation 2026 Investor Presentation 20

Loans 21

5.1% 4.9% 4.9% 5.1% 5.3% 5.8% 8.6% 10.7% 11.0% 7.8% 12.7% 13.3% 17.1% 14.1% 15.6% 0.0% 62.1% 58.8% 56.9% 2.8% 54.5% 52.9% 14.3% 14.4% 13.4% 13.8% 14.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Loans by Type (%) Other Cons. Indirect Cons. Res. Mort. PPP Comm. Mort. Comm. & Ind. Summary of Loan Growth 2026 Investor Presentation 22 Chemung Financial Corporation ▪ Total Loans: $2.270 billion at December 31, 2025 ▪ Originated $460.7MM in Commercial Loans in 2025 ▪ Originated $149.3MM in Consumer Loans in 2025 ▪ Opened full - service Canal Bank branch in Williamsville, NY in Q4 2024 - $235.1MM in loans as of December 31, 2025 *December 31, 2025 figures unaudited

$592.2 $651.5 $665.7 $626.9 $616.7 $879.0 $1,098.1 $1,206.6 $1,302.6 $1,417.8 $47.0 $79.8 $100.4 $141.9 $235.1 Loans by Division ($ Millions) Chemung Capital Buffalo Summary of Loan Growth 2025 2024 2023 2022 2021 27.17% 30.26% 33.75% 35.60% 39.01% Chemung 62.47% 62.89% 61.17% 60.04% 57.90% Capital 10.36% 6.85% 5.09% 4.36% 3.09% Buffalo 23 Chemung Financial Corporation Janney 2026 CEO Forum *CAGR: 12/31/20 to 12/31/25 *December 31, 2025 figures unaudited

14.3% 7.9% 54.2% 12.6% 11.0% Portfolio Concentrations to Total Loans December 31, 2025 Commercial & Ind. CRE Owner Occupied CRE Non - Owner Occupied Residential Mort. Consumer *December 31, 2025 figures unaudited 24 Chemung Financial Corporation 2026 Investor Presentation Loan Composition ▪ June capital raise meaningfully reduced CRE non - owner occupied (NOO) ratios to provide opportunities for further growth.

2021 2022 2023 2024 2025 99% 109% 105% 109% 123% C&I 55% 52% 49% 46% 45% CRE OO 378% 392% 397% 387% 339% CRE NOO 88% 100% 110% 124% 124% RRE 76% 102% 122% 128% 95% Consumer 350% 300% 250% 200% 150% 100% 50% 0% *December 31, 2025 figures unaudited 25 Chemung Financial Corporation 2026 Investor Presentation 450% 400% Portfolio Composition to Tier 1 Capital & ACL December 31, 2025 Loan Composition ▪ Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. ▪ Tactical use of participations to manage risk and capital. *The CRE Ratio above does not agree to the regulatory guidelines due to the inclusion of owner - occupied loans. The regulatory guideline measure was 385% at December 31,2025.

10.68% 10.27% 9.24% 8.92% 18.83% $209.1 $230.6 $251.9 $274.3 $326.0 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2021 2022 2023 2024 2025 ***CECL Adopted 1/1/2023 (in millions) Bank - Level Tier 1 Capital and ACL Growth Bank - Level Tier 1 Capital and ACL *December 31, 2025 figures unaudited 26 Chemung Financial Corporation 2026 Investor Presentation Tier 1 Capital and ACL ▪ $37.0MM of subordinated debt proceeds downstreamed to the Bank qualify as Tier 1 capital. ▪ Risk management function continually monitors and stress tests CRE exposure consistent with 2006 and 2015 interagency guidance.

68.3% 4.6% 1.7% 4.7% 3.1% 3.1% 6.3% 8.2% NAICS Descriptions Real Estate, Rental & Leasing Manufacturing Health Care & Social Assistance Wholesale Trade Construction Accommodation & Food Services Arts, Entertainment & Recreation Other Commercial Loan Portfolio – December 31, 2025 39.6% 18.7% 24.5% 6.9% 10.3% Loan Types Non - Owner Occupied Commercial & Industrial Multi - Family Owner Occupied Construction *December 31, 2025 figures unaudited 27 Chemung Financial Corporation 2026 Investor Presentation

593 304 63 6 0 100 200 300 400 500 600 700 < $1.0MM $1.0MM - $5.0MM $5.0MM - $10.0MM > $10.0MM Number of CRE Loans by Balance Multifamily 36% Retail 19% Construction 9% Office 10% Hotel 6% Warehouse 7% Other 14% $1.41 Billion Commercial Real Estate As of December 31, 2025 CRE Portfolio Metrics $1.46 million Average loan size $0.10 million / .01% of total CRE Past due 30 - 89 days $3.17 million / 0.22% of total CRE Nonaccrual $93.77 million / 6.65% of total CRE Special mention $7.68 million or 0.54% of total CRE Classified 13.36% of total CRE CRE < $1 million *December 31, 2025 figures unaudited 28 Chemung Financial Corporation 2026 Investor Presentation

Commercial Real Estate ▪ Focused on loans in existing markets. ▪ Continued strong CRE growth across footprint. ▪ Additional capital provides raw materials for growth. Powered by Bing © GeoNames, Microsoft, TomTom CRE Loan Balances by Collateral County - *December 31, 2025 figures unaudited 29 Chemung Financial Corporation 2026 Investor Presentation 75,000,000 Loan Balances 150,000,000

593,753 93,636 100,112 104,640 96,426 42.1% 6.6% 7.1% 7.4% 6.8% 0% 10% 20% 30% 40% 50% - 300,000 200,000 100,000 700,000 600,000 500,000 400,000 2026 2027 2028 Balance ($ Thousand) 2029 % of CRE Loans 2030 CRE Repricing Schedule (As of December 31, 2025) Variable Rate 38% Adjustable Rate 34% Fixed Rate 28% Commercial Real Estate Maturity & Repricing Details 2026 2027 2028 2029 CRE loans scheduled to mature in 2031 and after are $779.6 million or 55.3% of the Total CRE Loans. 98,048 90,442 90,988 118,712 231,987 0% 4% 8% 12% 16% - 50,000 100,000 150,000 200,000 250,000 2030 CRE Maturity Schedule (As of December 31, 2025) *December 31, 2025 figures unaudited 30 Chemung Financial Corporation 2026 Investor Presentation

0.46% 1.78% 2.52% 3.80% 6.10% 5.76% 5.57% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 740 and above 720 to 739 700 to 719 680 to 699 660 to 679 640 to 659 Below 640 Consumer Loans by Credit Score ($ Thousands) Balance Percent Delinquent $535.6 Millon Residential Mortgage 54% Home Equity 10 % HELOC 10% Direct 1% Indirect 25% % of Consumer Loans 12/31/25 Balances ($ Thousands) Consumer Portfolio Composition 53.56% $ 286,885 Residential Mortgage 10.19% 54,592 Home Equity 10.29% 55,131 HELOC 24.77% 132,699 Indirect 1.19% 6,342 Direct 100.00% $ 535,649 Total Consumer Loans As of December 31, 2025 Consumer Portfolio Metrics $4.76 million / 0.89% of consumer Past due 30 - 89 days $3.96 million / 0.74% of consumer Nonaccrual $1.08 million / 0.20% of consumer YTD Net Charge Offs *December 31, 2025 figures unaudited 31 Chemung Financial Corporation 2026 Investor Presentation

Fixed Rate Loans by Maturity Date 2035 & Greater 2034 2033 2032 2031 2030 2029 2028 2027 2026 36,810 3,383 4,089 11,286 23,414 32,229 38,878 29,631 10,003 1,875 Consumer 176,227 7,568 3,119 6,250 7,292 5,690 2,948 2,087 1,890 8,192 Residential 11,297 7,170 15,439 66,771 50,446 98,380 65,701 69,921 64,326 53,882 Commercial 4.51% 4.59% 4.64% 4.72% 5.43% 6.26% 6.25% 4.92% 5.31% 6.00% WA Rate 6.00% 5.31% 4.92% 6.25% 6.26% 5.43% 4.72% 4.64% 4.59% 4.51% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 50,000 100,000 150,000 200,000 250,000 As of December 31, 2025 ($ Thousands) Commercial Residential Consumer WA Rate *December 31, 2025 figures unaudited 32 Chemung Financial Corporation 2026 Investor Presentation

0.30% 0.35% 0.10% 0.00% 0.20% 0.30% 0.60% 0.50% 0.40% Non - Performing Loans and Assets (% of Total) Non - performing assets to total assets Non - performing loans to total loans *December 31, 2025 figures unaudited. 2026 Investor Presentation 33 Chemung Financial Corporation Trends in Non - Performing Assets

$7,908 $8,165 $5,000 $7,500 $10,000 $12,500 $15,000 Non - Performing Loans and Assets ($ Thousands) Non Performing Loans Non Performing Assets *December 31, 2025 figures unaudited. 2026 Investor Presentation 34 Chemung Financial Corporation Trends in Non - Performing Assets

Investments 35

7.6% 8.8% 9.5% 10.7% 72.9% 68.8% 69.1% 68.8% 90.3% 5.3% 6.1% 6.6% 6.7% 3.7% 14.2% 16.3% 14.8% 13.8% 6.0% 0% 40% 30% 20% 10% 70% 60% 50% 80% 90% 100% 2021 2022 U.S. Government & Enterprises 2023 MBS & CMO 2025 Securities Available for Sale by Type (%) States & Political 2024 Other Sec. *December 31, 2025 figures unaudited. 36 Chemung Financial Corporation 2026 Investor Presentation Investment Portfolio Composition

2.35% 5.1 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2021 2022 2023 2024 2025 Investment Portfolio Yield Duration - Years *December 31, 2025 figures unaudited. 37 Chemung Financial Corporation 2026 Investor Presentation Investment Portfolio - Yield & Duration ▪ Utilizing proceeds from securities sales to reduce wholesale funding and support future loan growth ▪ Approximately $2 million a month in projected cash flows ▪ Principal cash flows representing 35% to 40% of the portfolio to be received in the next five years

$55,574 $55,332 $56,906 $577,361 $435,131 $403,824 $365,934 $253,306 $42,303 $38,892 $38,686 $35,505 $10,310 $111,931 $102,992 $86,151 $73,097 $16,982 $12,249 $3,383 $(96,609) $(85,099) $(47,290) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $ - $20,000 $ - $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2021 2022 U.S. Government & Enterprises 2023 States & Political 2025 Fair Values ($000) MBS Other 2024 Unrealized (Loss)/Gain *December 31, 2025 figures unaudited. 38 Chemung Financial Corporation 2026 Investor Presentation Investment Portfolio – Fair Value and AOCI

Deposits 39

34.3% 31.5% 27.5% 13.2% 11.7% 14.4% 30.4% 27.5% 26.5% 13.0% 12.0% 10.3% 10.2% 24.8% 25.7% 12.8% 12.0% 26.1% 26.9% 11.2% 9.1% 14.1% 19.3% 22.2% 20.4% 5.9% 3.2% 3.8% 2021 2022 Non - Interest Bearing DDA Money Market Time Deposit 2023 2024 Interest Bearing DDA Savings Brokered Deposits 2025 • 2025 Total Deposits $2.271B; down $126.2 million from December 31, 2024 • All brokered deposits fully repaid as of July 2025 • Excluding brokered deposits, total deposits decreased by $34.1 million in 2025, driven primarily by reductions in traditional CD balances Account Types (%) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2023 2024 Savings and Money Market Brokered Deposits 2021 2022 NOW Time Deposits Total Cost of Interest Bearing Deposits 2025 Cost of Deposits 2025 2024 2023 2022 2021 Rate 1.55% 1.78% 1.10% 0.15% 0.08% NOW 1.91% 2.02% 1.45% 0.24% 0.10% Savings and Money Market 3.49% 4.22% 3.31% 1.08% 0.83% Time Deposits 4.49% 5.29% 5.22% 2.88% Brokered Deposits 2.37% 2.79% 2.11% 0.44% 0.22% Total Cost of Interest Bearing Deposits 1.75% 2.07% 1.51% 0.30% 0.15% Total Cost of Deposits *December 31, 2025 figures unaudited. 40 Chemung Financial Corporation 2026 Investor Presentation Deposit Costs

52.8% 51.2% 50.2% 50.4% 43.8% 45.0% 44.1% 42.0% 44.9% 47.3% 24.1% 26.9% 28.4% 29.4% 34.0% 34.1% 30.1% 28.2% 29.0% 31.2% 9.1% 9.1% 9.1% 8.7% 6.6% 7.5% 6.8% 6.3% 6.1% 7.1% 5.9% 3.8% 14.0% 12.8% 12.3% 11.5% 15.6% 13.4% 15.9% 17.6% 16.2% 14.4% Deposits by Customer (%) Consumer Commerical Public Brokered ICS / CDARS *December 31, 2025 figures unaudited. 41 Chemung Financial Corporation 2026 Investor Presentation Deposit Composition

$1,738.0 $1,815.5 $1,899.8 $1,892.2 $1,857.5 $415.6 $435.2 $381.0 $399.4 $363.7 $73.5 $142.8 $92.2 $1.8 $3.0 $5.8 $13.1 $49.5 33.6% 30.1% 27.0% 27.2% 30.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $ - $500 $1,000 $1,500 $2,000 $2,500 $3,000 2021 2023 2025 Deposits by Division ($ Millions) CCTC 2022 Capital Bank Brokered Western New York 2024 Uninsured Deposits Deposit Composition 42 Chemung Financial Corporation 2026 Investor Presentation *CAGR 12/31/2020 to 12/31/2025, excluding brokered deposits *December 31, 2025 figures unaudited.

Liquidity Williamsville, New York Branch $ 91,357 $ 87,110 $ 178,467 FHLB Advances 65,000 - 65,000 Correspondent Bank Lines of Credit 271,024 - 271,024 Brokered Deposits 102,408 - 102,408 Unencumbered Securities $ 529,789 $ 87,110 $ 616,899 Total Sources of Liquidity $ 682,503 Uninsured Deposits (1) 30.1% Uninsured Deposits to Total Deposits (1) Includes $161.4 million in public funds that are collateralized when required. Dollars in Thousands 43 Chemung Financial Corporation 2026 Investor Presentation Total Available Outstanding Remaining Available

Performance 44

$6,530 $6,795 $6,646 $6,454 $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $7,648 $3,802 $7,050 $4,987 $5,720 $5,914 $6,023 $(6,452) $7,792 $7,741 $(8,000) $(2,000) $(4,000) $(6,000) $2,000 $ - $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GAAP Net Income - Quarterly Trend ($ Thousands) *March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025 figures unaudited. $26.4MM $28.8MM $23.2MM $23.7MM $15.1MM) 2021 2022 45 Chemung Financial Corporation 2026 Investor Presentation 2023 2024 2025

$6,530 $6,795 $6,646 $6,454 $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $5,775 $3,831 $7,050 $4,987 $5,720 $5,914 $6,023 $6,322 $7,792 $7,741 $(2,000) $(4,000) $(6,000) $(8,000) $2,000 $ - $4,000 $6,000 $8,000 $10,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Non - GAAP Net Income - Quarterly Trend ($ Thousands) *March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025 figures unaudited. Refer to the GAAP - to - Non - GAAP Reconciliation on slide 54. $26.4MM $28.8MM $25.0MM $23.7MM $27.9MM 2021 2022 46 Chemung Financial Corporation 2026 Investor Presentation 2023 2024 2025

2021 2022 2023 2024 2025 Q1 2.86% 2.87% 3.14% 2.73% 2.96% Q2 2.76% 2.97% 2.87% 2.66% 3.05% Q3 2.88% 3.08% 2.73% 2.72% 3.45% Q4 2.85% 3.26% 2.69% 2.92% 3.61% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Fully Taxable Equivalent Net Interest Margin (%) Q1 Q2 Q3 Q4 47 Chemung Financial Corporation 2026 Investor Presentation Net Interest Margin *March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025 figures unaudited. ▪ 34.3% of the loan portfolio reprices or matures within the next 90 days ▪ 48.0% of the commercial loan portfolio reprices or matures within the next 90 days ▪ 75.0% of the commercial loan portfolio reprices or matures within the next 5 years ▪ 76.6% of the commercial loan portfolio is variable or adjustable

2.84% 3.05% 2.85% 2.76% 3.26% 48 Chemung Financial Corporation 2026 Investor Presentation 1.00% 1.40% 1.80% 2.20% 2.60% 3.00% 3.40% 3.80% 2021 2022 2023 2024 2025 Fully Taxable Equivalent Net Interest Margin (%) Net Interest Margin ▪ In June of 2025, sold $244.8 million in AFS securities, resulting in a realized loss of $17.5 million ▪ Used portion of proceeds to reduce wholesale funding ▪ Grew loans by $137.1 million in second half of 2025 ▪ Excess cash positioned for deployment in higher - yielding loan opportunities *December 31, 2025 figures unaudited.

Overdraft Fees 11.53% Other Deposit Service Charges 6.31% Interchange Income 17.34% Wealth Management Revenue 48.14% Change in FV of Equity Securities 0.85% Net Gains on Sales of Loans 1.05% CFS Group, Inc. Revenue 4.74% Other 10.04% $24.8 Million 12/31/2025 YTD* Retirement Services 32% 49 Chemung Financial Corporation 2026 Investor Presentation Investment Management 30% Personal Trust & Fiduciary 30% Custody 3% Tax Other 1% 4% Wealth Management Group Income $11.9 Million 12/31/2025 YTD Non - Interest Income Components *Excludes $17.5 million loss on sale of securities and $0.6 million gain on sale of “Ithaca Station” branch. December 31, 2025 figures unaudited.

Salaries, 43.22% Employee Benefits, 11.92% Net Occupancy, 8.22% FDIC Insurance, 2.14% Professional Services, 3.83% Furniture/Equipment, 2.41% Marketing, 1.76% Other, 12.29% $70.7 Million 12/31/2025 YTD Data Processing, 14.21% Salaries Data Processing Employee Benefits Net Occupancy FDIC Insurance Professional Services Furniture/Equipment Marketing Other Non - Interest Expense Components *December 31, 2025 figures unaudited. 50 Chemung Financial Corporation 2026 Investor Presentation

67.95 65.71 61.71 61.71 66.20 68.89 63.00 *December 31, 2025 figures unaudited. 51 Chemung Financial Corporation 2026 Investor Presentation 58.00 60.00 62.00 64.00 66.00 68.00 70.00 2019 2020 2021 2022 2023 2024 2025 **Efficiency ratio (adjusted) is non - interest expense less amortization of intangible assets divided by the total of fully taxable equivalent net interest income plus non - interest income less net gains or losses on securities transactions and net gains or losses on the sale of branch property Efficiency Ratio (%)** Expense Management and Control Goal is both cost containment and cost savings ▪ Increase efficiency in banking operations (e.g., hub and spoke) ▪ Identify internal best practices ▪ Develop clear action plans to implement best practices across the organization ▪ Growth without adding cost Cost savings recognized: ▪ Reduction in headcount ▪ Frozen pension plan and post - retirement healthcare accruals ▪ Consolidation of six branch locations within existing footprint including Ithaca Station office, which was officially consolidated on November 15, 2024

8.06% 8.23% 8.62% 9.18% 9.89% 12.96% 12.08% 12.30% 12.18% 14.21% 12.57% 11.54% 13.26% 13.35% 15.30% 7.91% 5.51% 6.45% 7.02% 8.66% 4% 6% 8% 10% 12% 14% 16% Chemung Financial Corporation - Capital Ratios (%) Tier 1 Leverage Tier 1 Capital / CET1 Total Capital TCE Ratio *December 31, 2025 figures unaudited. 52 Chemung Financial Corporation 2026 Investor Presentation Capital Management ▪ $45.0 million in Subordinated Notes issued on June 10, 2025 qualify as tier 2 capital at the holding company ▪ Grow capital organically through earnings ▪ Continually evaluating capital strategies ▪ Positive stress testing results

2025 2024 2023 2022 2021 $3.14 $4.96 $5.28 $6.13 $5.64 EPS $1.32 $1.24 $1.24 $1.24 $1.19 Dividends / Share $52.97 $45.13 $41.07 $35.32 $45.09 Book Value / Share $48.43 $40.55 $36.48 $30.69 $40.44 Tangible Book Value / Share $ - *December 31, 2025 figures unaudited. 53 Chemung Financial Corporation 2026 Investor Presentation $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $(5.00) $5.00 $15.00 $25.00 $35.00 $45.00 $55.00 Earnings and Dividends Per Share Tangible Book Value Per Share Capital Management ▪ Positioned to remain profitable and pay dividends ▪ Increased quarterly dividend to $0.34 per share in Q3 2025 ▪ Announced share repurchase program of 250 , 000 shares in January 2021 ▪ As of December 31, 2025: 49,184 shares had been repurchased

Dollars in Thousands 31 - Dec - 25 Total shareholders' equity $ 254,709 Less: goodwill 21,824 Tangible equity $ 232,885 Less: accumulated other comprehensive loss (36,053) Tangible equity excluding AOCI (non - GAAP) $ 268,938 End of period shares outstanding 4,809 Book value per share $ 52.97 Tangible book value per share $ 48.43 Tangible book value per share ex. AOCI (non - GAAP) $ 55.92 Stock Price $ 55.80 Price to tangible book 1.15x Price to tangible book ex. AOCI (non - GAAP) 1.00x Dollars in Thousands December 31, 2025 YTD Reported net income (GAAP) $ 15,104 Net (gains) losses on security transactions 13,237 (net of tax) Net (gain) loss on sale of branch property (net (463) of tax) Net income (non - GAAP) $ 27,878 Average basic and diluted shares oustanding 4,804 Reported basic and diluted earnings per $ 3.14 share (GAAP) Reported return on average assets (GAAP) 0.55% Reported return on average equity (GAAP) 6.40% Basic and diluted earnings per share (non - $ 5.80 GAAP) Return on average assets (non - GAAP) 1.02% Return on average equity (non - GAAP) 11.81% Dollars in Thousands December 31, 2025 YTD Net interest income (GAAP) $ 87,157 Fully taxable equivalent adjustment 293 Fully taxable equivalent net interest $ 87,450 income (non - GAAP) Non - interest income (GAAP) $ 7,945 Less: net (gains) losses on security 17,498 transactions Less: (gain) loss on sale of branch property (629) Adjusted non - interest income (non - GAAP) $ 24,814 Non - interest expense (GAAP) $ 70,729 Efficiency ratio (unadjusted) 74.37% Efficiency ratio (adjusted) 63.00% *December 31, 2025 figures unaudited. 54 Chemung Financial Corporation 2026 Investor Presentation GAAP to Non - GAAP Reconciliation

4.8 million Shares Outstanding $268.3M Market Capitalization $1.32 YTD Dividend Per Share 2.37% Dividend Yield (TTM) 12,044 Average Daily Volume^ $52.97 Book Value Per Share $48.43 Tangible Book Value Per Share $55.80 Stock Price 9.62x Price to Earnings (TTM)* 1.15x Price to Tangible Book 1.02% Return on Average Assets* 11.81% Return on Average Equity* 55 Chemung Financial Corporation 2026 Investor Presentation CHMG Stock At a Glance 5 As of December 31, 2025 (unaudited). *Based on non - GAAP net income. ^YTD, December 31,2025 (unaudited).

One Chemung Canal Plaza Elmira, New York 14901 Anders Tomson 607 737 - 3756 atomson@chemungcanal.com Get In Touch Chemung Financial Corporation is a $2.7 billion financial services holding company headquartered in Elmira, New York and operates 30 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full - service community bank with trust powers. Established in 1833, Chemung Canal Trust Company is the oldest locally - owned and managed community bank in New York State. Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non - traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance. Dale McKim 607 737 - 3714 dmckim@chemungcanal.com 56 Chemung Financial Corporation 2026 Investor Presentation